Nuveen Unit Trusts

Supplement dated August 30, 2004 to the Prospectus
Part 1 dated February 1, 2004




Effective August 30, 2004, Part 1 of the Prospectus for the Nuveen Unit Trusts is revised as follows:

(1) the reduced sales charges available for volume purchase of Nuveen Unit Trusts set forth in "Public Offering Price" will be eliminated. The sales charges applicable for all purchases, despite the size of the transaction, will be the amounts provided for purchases under $50,000;

(2) currently, as set forth in "Public Offering Price," the sales charge for a given purchase is generally determined based upon the number of years remaining to the maturity of each bond in a given trust. The Prospectus is hereby revised to indicate that on or after August 30, 2004, the applicable sales charge for a trust shall be based upon the yield-to-worst pricing date for the bonds in the trust (the "MSRB Pricing Date"). Accordingly, the sales charge table included in "Public Offering Price" in Part 1 of the Prospectus is hereby modified to substitute "Years to MSRB Pricing Date" for "Years to Maturity" in the table; and

(3) the dealer concession information included in the "Distribution of Units to the Public" in Part 1 of the Prospectus is hereby eliminated.

In addition, on or about September 17, 2004, Standard & Poor's Securities Evaluations, an independent industry-recognized bond pricing service, is expected to replace the sponsor as the party responsible for evaluating the bonds in the Nuveen Unit Trusts' portfolios.




Please keep for future reference.